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Exhibit 2

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Harold Antonson, Michael Kibler, Brad James and John Lavery, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and re-substitution, for him and in his name place and stead, in any and all capacities, to sign one or more Schedule 13D's with respect to US 1 Industries, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and other documents in connection herewith, with authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Date: June 25, 2002
/s/ HAROLD ANTONSON Harold Antonson

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Harold Antonson, Michael Kibler, Brad James and John Lavery, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and re-substitution, for him and in his name place and stead, in any and all capacities, to sign one or more Schedule 13D's with respect to US 1 Industries, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and other documents in connection herewith, with authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Date: June 25, 2002
/s/ MICHAEL KIBLER Michael Kibler

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Harold Antonson, Michael Kibler, Brad James and John Lavery, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and re-substitution, for him and in his name place and stead, in any and all capacities, to sign one or more Schedule 13D's with respect to US 1 Industries, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and other documents in connection herewith, with authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Date: June 25, 2002
/s/ BRAD JAMES Brad James

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Harold Antonson, Michael Kibler, Brad James and John Lavery, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and re-substitution, for him and in his name place and stead, in any and all capacities, to sign one or more Schedule 13D's with respect to US 1 Industries, Inc. and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, with all exhibits thereto, and other documents in connection herewith, with authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

Date: June 25, 2002
/s/ JOHN LAVERY John Lavery

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  Exhibit 2